UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

Check the appropriate box:

☐	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☒	Definitive Information Statement

INTEGRATED VENTURES, INC.
(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

Integrated Ventures, Inc.

18385 Route 287

Tioga, PA 16946

(215) 613-9898

INFORMATION STATEMENT

PURSUANT TO SECTION 14 (C) OF THE SECURITIES EXCHANGE ACT OF 1934

APPROXIMATE DATE OF MAILING: July 27, 2023

To the Holders of Common Stock of Integrated Ventures, Inc.:

This Information Statement is first being mailed on or about July 27, 2023 to the holders of record of the outstanding common stock, $0.001 par value per share (the “Common Stock”) of Integrated Ventures, Inc., a Nevada corporation (the “Company”), as of the close of business on July 19, 2023 (the “Record Date”), to inform the stockholders of actions already approved by written consent of the majority stockholder holding 68.4% of the voting equity. Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the proposals will not be effective until at least 20 calendar days after the mailing of this Information Statement to our stockholders and holders of the Company’s preferred stock. Therefore, this Information Statement is being sent to you for informational purposes only.

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY

The following action was authorized by written consent of the holders of a majority of our outstanding voting stock:

•

Shareholders’ approval (the “Shareholder Approval”) of an amendment to the Company’s Certificate of Incorporation increasing the number of shares of Common Stock the Company is authorized to issue from 6,000,000 to 300,000,000 as provided for herein (the “Increase in Authorized Shares”).

On June 21, 2023, one shareholder, holding 68.4% of the votes of the outstanding shares of Common Stock, based on ownership of 862,201 shares of Common Stock, 4,000 shares of Series A Preferred Stock, and 400 shares of Series B Preferred Stock, consented in writing to the Increase in Authorized Shares. As a result, these matters were approved by the majority required by law and no further votes will be needed.

The enclosed information statement contains information pertaining to the matter acted upon.

Pursuant to rules adopted by the Securities and Exchange Commission, you may access a copy of the information statement at www.integratedventuresinc.com

This is not a notice of a meeting of shareholders and no shareholders’ meeting will be held to consider the matters described herein. This Information Statement is being furnished to you solely for the purpose of informing shareholders of the matters described herein pursuant to Section 14(c) of the Exchange Act and the regulations promulgated thereunder, including Regulation 14C.

ACCORDINGLY, WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY. NO PROXY CARD HAS BEEN ENCLOSED WITH THIS INFORMATION.

This Information Statement will serve as written notice to shareholders of the Company pursuant to Section 78.370 of the Nevada Revised Statutes.

By Order of the Board of Directors,

/s/ Steve Rubakh

Steve Rubakh

Chief Executive Officer, Director

July 27, 2023

2

THIS INFORMATION STATEMENT IS BEING PROVIDED TO

YOU BY THE BOARD OF DIRECTORS OF INTEGRATED VENTURES, INC.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE

REQUESTED NOT TO SEND US A PROXY

Integrated Ventures, Inc.

18385 Route 287

Tioga, PA 16946

(215) 613-9898

INFORMATION STATEMENT

(Definitive)

July 27, 2023

NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT

GENERAL INFORMATION

This Information Statement has been filed with the Securities and Exchange Commission (the “SEC”) and is being sent, pursuant to Section 14C of the Exchange Act, to the holders of record as of July 19, 2023 (the “Record Date”) of common stock, par value $0.001 per share (the “Common Stock”), of Integrated Ventures, Inc., a Nevada corporation (the “Company,” “we,” “our” or “us”), to notify the Common Stockholders of the following:

On June 21, 2023, the Company received a written consent in lieu of a meeting by the holders of 68.4% of the voting power of the Common Stock, including shares of preferred stock (the “Majority Stockholder”), authorizing the following action:

•

Shareholders’ approval (the “Shareholder Approval”) of an amendment to the Company’s Certificate of Incorporation increasing the number of shares of Common Stock the Company is authorized to issue from 6,000,000 to 300,000,000 as provided for herein (the “Increase in Authorized Shares”).

On June 21, 2023, the Company’s Board of Directors (the “Board”) approved the Increase in Authorized Shares and recommended for approval to the Majority Stockholder the Shareholder Approval.

On June 21, 2023, the Majority Stockholder approved the Shareholder Approval by written consent in lieu of a meeting in accordance with the Nevada Revised Statutes. Accordingly, your consent is not required and is not being solicited.

We will commence mailing the notice to the holders of Common Stock, warrant holders and holders of the Company’s preferred stock on or about July 27, 2023.

PLEASE NOTE THAT THIS IS NOT A REQUEST FOR YOUR VOTE OR A PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF CERTAIN ACTIONS TAKEN BY THE MAJORITY STOCKHOLDER.

The entire cost of furnishing this Information Statement will be borne by the Company. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the Common Stock held of record by them.

The following table sets forth the name of the Majority Stockholder, the number of shares of Common Stock held by the Majority Stockholder, the number of shares of Series A Preferred Stock held by the Majority Stockholder, the number of shares of Series B Preferred Stock held by the Majority Stockholder, the total number of votes that the Majority Stockholder voted in favor of the Actions and the percentage of the issued and outstanding voting equity of the Company that voted in favor thereof.

3

Name of Majority Stockholder	Number of Shares of Common Stock held	Number of Shares of Series A Preferred Stock held	Number of Shares of Series B Preferred Stock held	Number of Votes held by Majority Stockholder	Number of Votes that Voted in favor of the Actions	Percentage of the Voting Equity that Voted in favor of the Actions
Steve Rubakh	862,201	4,000	400	4,902,201	4,902,201	68.4%
TOTAL	862,201	4,000	400	4,902,201	4,902,201	68.4%

ACTIONS: SHAREHOLDERS’ APPROVAL OF AN AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION INCREASING THE NUMBER OF SHARES OF COMMON STOCK THE COMPANY IS AUTHORIZED TO ISSUE FROM 6,000,000 TO 300,000,000 AS PROVIDED FOR HEREIN.

This Information Statement contains a brief summary of the material aspects of the actions approved by the Board and the Majority Stockholder.

The Shareholder Approval will become effective on the date that is twenty (20) calendar days after the mailing of this information statement.

We currently expect that such effective date will be on or about August 17, 2023.

4

INTERESTS OF CERTAIN PERSONS IN MATTERS ACTED UPON

The Company’s current controlling shareholder, Steve Rubakh, is the holder of 862,201 shares of Common Stock, 4,000 shares of Series A Preferred Stock and 400 shares of Series B Preferred Stock, or approximately 68.4% of the voting equity currently issued and outstanding.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of the Company’s common stock, Series A Preferred Stock, Series B preferred stock, Series C Preferred Stock and Series D Preferred Stock, as of July 13, 2023, for:

i.	each person or entity who, to our knowledge, beneficially owns more than 5% of each class or series of our outstanding stock;
ii.	each executive officer and named officer;
iii.	each director; and
iv.	all of our officers and directors as a group.

We have determined beneficial ownership in accordance with the rules of the Securities and Exchange Commission (“SEC”). Except as indicated in the footnotes to the following table, the persons named in the table has sole voting and investment power with respect to all shares of common stock and preferred stock beneficially owned.

Applicable percentage ownership is based on 2,864,492 shares of Common Stock outstanding as of July 13, 2023. In computing the number of shares of Common Stock beneficially owned by a person and the percentage ownership of that person, we deemed to be outstanding all shares of Common Stock subject to options held by that person or entity that are currently exercisable or that will become exercisable within 60 days of July 13, 2023. In addition, as of July 13, 2023, 4,000 shares of Series A Preferred Stock, 400 shares of Series B Preferred Stock, 9 shares of Series C Preferred Stock and 32 shares of Series D Preferred Stock were outstanding. We did not deem such options or shares of Preferred Stock outstanding, however, for purposes of computing the percentage ownership of any other person. Except as otherwise indicated, the address of each of the stockholders listed below is: c/o 18385 Route 287, Tioga, PA 16946.

	Name of Beneficial	Amount and Nature of		Percent of	Total Voting
Title of Class	Owners	Ownership(1)		Class(2)	Shares

Common stock, $0.001 par value	Steve Rubakh(3) 18385 Route 287 Tioga, PA 16946	862,201	(3)	30.10%	862,201	(3)

Series A preferred stock, $0.001 par value	Steve Rubakh(3)(4)	500,000		100.0%	4,000,000

Series B preferred stock, $0.001 par value	Steve Rubakh(3)(5)	50,000		100.0%	40,000

Series C preferred stock, $0.001 par value	BHP Capital NY, Inc. (6)	1,125		100.0%	*

Series D preferred stock, $0.001 par value	BHP Capital NY, Inc. (6)	3,000		100.0%	*

Total voting shares	Steve Rubakh				4,902,201

All officers and directors (one person)					4,902,201

Percentage of voting shares					71.00%

*less than 1%

(1)

Beneficial Ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Each of the beneficial owners listed above has direct ownership of and sole voting power and investment power to the shares of the Company's common stock. For each Beneficial Owner listed, any options or convertible securities exercisable or convertible within 60 days have been also included for purposes of calculating their beneficial ownership of outstanding common stock.

(2)	As of June 30, 2023, a total of 2,864,492 shares of the Company's common stock are outstanding.

(3)

Mr. Rubakh owns 859,797 shares of common stock directly and has voting control over 2,404 shares held by Stanislav Rubakh and Kim Rubakh, and, as a result, has voting control over 862,201 shares of common stock. Mr. Rubakh holds 50,000 shares of Series B Convertible Preferred Stock directly, convertible into 40,000 shares of common stock and representing 40,000 total voting shares. Mr. Rubakh also owns all of the outstanding 500,000 shares of the super-voting Series A Preferred stock representing 4,000,000 voting shares.

(4)	The Series A preferred stock is not convertible into common stock but is representative of 4,000,000 shares of common stock solely for voting purposes.

(5)

As of June 30, 2023, a total of 50,000 shares of the Company’s Series B preferred stock are outstanding. The Series B preferred stock is convertible into 40,000 shares of common stock, and the holder has the right to vote, together with holders of Common Stock, on an as "converted basis."

(6)

As of June 30, 2023, a total of 1,125 Series C preferred stock and 3,000 Series D preferred stock are outstanding.  The Series C preferred stock is convertible into 132 shares of common stock, and the holder has the right to vote, together with holders of Common Stock, on an as "converted basis," and the Series D preferred stock is convertible into 80 shares of common stock, and the holder has the right to vote, together with holders of Common Stock, on an as "converted basis." The natural person with voting power on behalf of BHP Capital NY Inc. is Bryan Pantofel.

Applicable percentage ownership in the preceding table is based on approximately 2,864,492 shares of common stock outstanding as of June 30, 2023 plus, for everyone, any securities that individual has the right to acquire within 60 days of June 30, 2023. Beneficial ownership is determined under the rules of the SEC and generally includes voting or investment power over securities. The number of shares shown as beneficially owned in the tables below are calculated pursuant to Rule 13d-3(d)(1) of the Exchange Act. Under Rule 13d-3(d)(1), shares not outstanding that are subject to options, warrants, rights or conversion privileges exercisable within 60 days are deemed outstanding for the purpose of calculating the number and percentage owned by such person, but not deemed outstanding for the purpose of calculating the percentage owned by each other person listed.

There are no arrangements, known to the Company, including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a change in control of the Company.

5

AMENDMENT TO COMPANY’S CERTIFICATE OF INCORPORATION

INCREASE OF AUTHORIZED SHARES

The holder of at least a majority of the voting equity of the Company, on June 21, 2023, authorized the increase of our shares of authorized Common Stock from 6,000,000 to 300,000,000.

The holder of at least the majority of outstanding shares of our Common Stock believes that it is advisable and in the best interests of the Company and its shareholders to effect an Increase of Authorized Shares in order to provide additional shares that could be issued for raising of additional equity capital or other financing activities, stock dividends or the exercise of stock options and warrants and to provide additional shares that could be issued in an acquisition or other form of business combination and better position the Company for future trading should a transaction be entered into and completed. The future issuance of additional shares of Common Stock on other than a pro rata basis to existing stockholders will dilute the ownership of the current stockholders, as well as their proportionate voting rights.

THERE CAN BE NO ASSURANCE THAT A SUITABLE BUSINESS OPPORTUNITY WILL BE EFFECTED FOLLOWING THE COMPLETION OF THE INCREASE IN AUTHORIZED SHARES OF COMMON STOCK.

Attached as Exhibit A and incorporated herein by reference is the text of the Restated Certificate of Incorporation (the “Restated Certificate”) as approved by the holder of at least a majority of the outstanding shares of Common Stock. The Increase in Authorized Shares will be effected by filing the Restated Certificate with the Secretary of State of Nevada which is expected to occur approximately twenty (20) days after the mailing of this Information Statement. The Increase in Authorized Shares will become effective upon such filing.

EFFECTS OF AMENDMENT

The following table summarizes the principal effects of the Increase in the Authorized Shares:

	Pre-Increase	Post-Increase
Common Shares
Issued and Outstanding	2,864,492	2,864,492
Authorized	6,000,000	300,000,000

POTENTIAL ANTI-TAKEOVER EFFECTS OF THE INCREASE IN AUTHORIZED SHARES

The implementation of the Increase in Authorized Shares will have the effect of increasing the proportion of unissued authorized shares to issued shares. Under certain circumstances this may have an anti-takeover effect. These authorized but unissued shares could be used by the Company to oppose a hostile takeover attempt or to delay or prevent a change of control or changes in or removal of the Board, including a transaction that may be favored by a majority of our shareholders or in which our shareholders might receive a premium for their shares over then-current market prices or benefit in some other manner. For example, without further stockholder approval, the Board could issue and sell shares, thereby diluting the stock ownership of a person seeking to effect a change in the composition of our Board or to propose or complete a tender offer or business combination involving us and potentially strategically placing shares with purchasers who would oppose such a change in the Board or such a transaction.

Although an increased proportion of unissued authorized shares to issued shares could, under certain circumstances, have a potential anti-takeover effect, the proposed amendments to our Certificate of Incorporation is not in response to any effort of which we are aware to accumulate the shares of our Common Stock or obtain control of the Company. There are no plans or proposals to adopt other provisions or enter into other arrangements that may have material anti-takeover consequences.

The Board does not intend to use the consolidation as a part of or a first step in a “going private” transaction pursuant to Rule 13e-3 under the Securities Exchange Act of 1934, as amended. Moreover, we are currently not engaged in any negotiations or otherwise have no specific plans to use the additional authorized shares for any acquisition, merger or consolidation.

6

ABSENCE OF DISSENTERS’ RIGHTS

No dissenters’ or appraisal rights are available to our stockholders under the Nevada Revised Statutes in connection with the proposed amendment to our Certificate of Incorporation to effect the Increase in Authorized Shares.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

If hard copies of the materials are requested, we will send only one Information Statement and other corporate mailings to stockholders who share a single address unless we received contrary instructions from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, the Company will deliver promptly upon written or oral request a separate copy of the Information Statement to a stockholder at a shared address to which a single copy of the Information Statement was delivered. You may make such a written or oral request by (a) sending a written notification stating (i) your name, (ii) your shared address and (iii) the address to which the Company should direct the additional copy of the Information Statement, to Integrated Ventures, Inc., 18385 Route 287, Tioga, PA 16946.

If multiple stockholders sharing an address have received one copy of this Information Statement or any other corporate mailing and would prefer the Company to mail each stockholder a separate copy of future mailings, you may mail notification to, or call the Company at, its principal executive offices. Additionally, if current stockholders with a shared address received multiple copies of this Information Statement or other corporate mailings and would prefer the Company to mail one copy of future mailings to stockholders at the shared address, notification of such request may also be made by mail or telephone to the Company’s principal executive offices.

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING INFORMATION

This Information Statement may contain “forward-looking statements” made under the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. The statements include, but are not limited to, statements concerning the effects of the Shareholder Approval and statements using terminology such as “expects,” “should,” “would,” “could,” “intends,” “plans,” “anticipates,” “believes,” “projects” and “potential.” Such statements reflect the current view of the Company with respect to future events and are subject to certain risks, uncertainties and assumptions. Known and unknown risks, uncertainties and other factors could cause actual results to differ materially from those contemplated by the statements.

In evaluating these statements, you should specifically consider various factors that may cause our actual results to differ materially from any forward-looking statements. You should carefully review the risks listed, as well as any cautionary language, in this Information Statement and the risk factors detailed under “Risk Factors” in the documents incorporated by reference in this Information Statement, which provide examples of risks, uncertainties and events that may cause our actual results to differ materially from any expectations we describe in our forward-looking statements. There may be other risks that we have not described that may adversely affect our business and financial condition. We disclaim any obligation to update or revise any of the forward-looking statements contained in this Information Statement. We caution you not to rely upon any forward-looking statement as representing our views as of any date after the date of this Information Statement. You should carefully review the information and risk factors set forth in other reports and documents that we file from time to time with the SEC.

ADDITIONAL INFORMATION

We are subject to the disclosure requirements of the Exchange Act, and in accordance therewith, file reports, information statements and other information, including annual and quarterly reports on Form 10-K and 10-Q, respectively, with the SEC. Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained by the SEC, 100 F Street, N.E., Washington, DC 20549. In addition, the SEC maintains a web site on the Internet (http://www.sec.gov) that contains reports, information statements and other information regarding issuers that file electronically with the SEC through the Electronic Data Gathering, Analysis and Retrieval System.

7

A copy of any public filing is also available, at no cost, by writing to Integrated Ventures, Inc., 18385 Route 287, Tioga, PA 16946. Any statement contained in a document that is incorporated by reference will be modified or superseded for all purposes to the extent that a statement contained in this Information Statement (or in any other document that is subsequently filed with the SEC and incorporated by reference) modifies or is contrary to such previous statement. Any statement so modified or superseded will not be deemed a part of this Information Statement except as so modified or superseded.

This Information Statement is provided to the holders of Common Stock of the Company only for information purposes in connection with the Actions, pursuant to and in accordance with Rule 14c-2 of the Exchange Act. Please carefully read this Information Statement.

By Order of the Board of Directors,

/s/ Steve Rubakh

Steve Rubakh

Chief Executive Officer and Director

Dated: July 27, 2023

8

Exhibit A

CERTIFICATE OF AMENDMENT

OF THE

CERTIFICATE OF INCORPORATION

OF

INTEGRATED VENTURES, INC.

(Pursuant to NRS 78.385 and 78.390 – After Issuance of Stock)

FIRST: The name of the corporation is Integrated Ventures, Inc. (the “Corporation”). The name under which it was originally formed is “Lightcollar, Inc.”

SECOND: The certificate of incorporation of the Corporation (such certificate of incorporation, as amended or restated and in effect thereafter, the “Certificate of Incorporation”) was filed with the Secretary of State of Nevada on March 22, 2011.

THIRD: The Certificate of Incorporation is hereby amended as follows:

The following amended Article 3. shall replace, in its entirety, the Article 3. of the Corporation’s Articles of Incorporation:

“3. The corporation shall have authority to issue a total of Three Hundred Two Million Seven Thousand (302,007,000) shares, of which Three Hundred Million (300,000,000) shares shall be Common Stock, par value $.001 per share (the "Common Stock"), and Two Million Seven Thousand (2,007,000) shares shall be Preferred Stock (the "Preferred Stock").”

FOURTH: The certificate of amendment was authorized, pursuant to Sections 78.390 of the Nevada Revised Statutes, by the vote of the board of directors, followed by the written consent, setting forth the action so taken, of the holders of the required outstanding shares.

Name: Steve Rubakh
Title: Chief Executive Officer

A-1